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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 31, 2002



                       VALLEY NATIONAL GASES INCORPORATED.
             (Exact name of registrant as specified in its charter)


Pennsylvania                            000-29226                23-2888240
(State or other jurisdiction or        (Commission           (I.R.S. Employer
incorporation)                         File Number)          Identification No.)


67 43rd Street, Wheeling, West Virginia                            26003
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (304) 234-4460


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 31, 2002, Valley National Gases Incorporated ("VNG") determined to dismiss its independent auditors, Arthur Andersen LLP and to engage the services of Ernst & Young LLP as its new independent auditors. The change in auditors will become effective immediately. This determination was approved by VNG's Board of Directors upon the recommendation of its Audit Committee. Ernst & Young LLP will audit the financial statements of VNG for the fiscal year ending June 30, 2002.

         During VNG's two most recent fiscal years ended June 30, 2001, and the subsequent interim period through May 31, 2002, there were no disagreements between VNG and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within VNG's two most recent fiscal years ended June 30, 2001 or within the interim period through May 31, 2002.

         The audit reports of Arthur Andersen on the consolidated financial statements of VNG as of and for the fiscal years ended June 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached hereto as Exhibit 16.1.

         During VNG's two most recent fiscal years ended June 30, 2001, and the subsequent interim period through May 31, 2002, VNG did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

             EXHIBIT
             NUMBER                             DESCRIPTION
             ------       ------------------------------------------------------

              16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2002


                                    VALLEY NATIONAL GASES INCORPORATED


                                    /s/ Robert D. Scherich
                                    -------------------------------------------
                                    Robert D. Scherich, Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT      DESCRIPTION OF EXHIBIT
-------      ----------------------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.



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